Exhibit 10.1

PROTEIN DESIGN LABS, INC.

2002 OUTSIDE DIRECTORS Stock OPTION PLAN

    Establishment, Purpose and Term of Plan.
      Establishment. The Protein Design Labs, Inc. 2002 Outside Directors Stock Option Plan (the "Plan") is hereby established effective as of the date of its approval by the stockholders of the Company, which date is ____________, 2002 (the "Effective Date").
      Purpose. The purpose of the Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain and reward persons performing services as Outside Directors of the Company and by motivating such persons to contribute to the goals of the Company.
      Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed.
    Definitions and Construction.
      Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:
        "Board" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).
        "Change in Control" means the occurrence of any of the following:
          any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than a trustee or other fiduciary holding securities of the Company under an employee benefit plan of the Company, becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of (i) the outstanding shares of common stock of the Company or (ii) the total combined voting power of the Company's then-outstanding securities entitled to vote generally in the election of directors;
          the Company is party to a merger or consolidation which results in the holders of the voting securities of the Company outstanding immediately prior thereto failing to retain immediately after such merger or consolidation direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the securities entitled to vote generally in the election of directors of the Company or the surviving entity outstanding immediately after such merger or consolidation; or
          the sale or disposition of all or substantially all of the Company's assets or consummation of any transaction having similar effect (other than a sale or disposition to one or more subsidiaries of the Company).
        "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.
        "Committee" means the committee of the Board, if any, duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.
        "Company" means Protein Design Labs, Inc., a Delaware corporation, or any successor corporation thereto.
        "Director" means a member of the Board.
        "Disability" means the permanent and total disability of the Optionee within the meaning of Section 22(e)(3) of the Code.
        "Employee" means any person treated as an employee in the records of the Company or any Parent Corporation or Subsidiary Corporation.
        "Exchange Act" means the Securities Exchange Act of 1934, as amended.
        "Fair Market Value" means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, subject to the following:
          If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing sale price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in the Wall Street Journal or such other source as the Board deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.
          If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board without regard to any restriction other than a restriction which, by its terms, will never lapse.
        "Nonstatutory Stock Option" means an Option not intended to be an incentive stock option within the meaning of Section 422(b) of the Code.
        "Option" means a right to purchase Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan. All Options shall be Nonstatutory Stock Options.
        "Option Agreement" means a written agreement between the Company and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee and any shares of Stock acquired upon the exercise thereof.
        "Optionee" means a person who has been granted one or more Options.
        "Outside Director" means a Director who is not an Employee.
        "Parent Corporation" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.
        "Predecessor Plan" means the Protein Design Labs, Inc. Outside Directors Stock Option Plan approved by the stockholders of the Company on October 20, 1992 and subsequently amended from time to time.
        "Predecessor Plan Option" means an option granted pursuant to the Predecessor Plan.
        "Predecessor Plan Termination Date" means the earlier of October 20, 2002 or the date on which the Predecessor Plan is terminated by the Board.
        "Prior Employee Option" means an outstanding Option previously granted by the Company to an individual who, at the time of such grant, was an Employee and who, subsequent to such grant, becomes an Outside Director.
        "Prior Option" means an outstanding Option, but in all cases excluding Prior Employee Options, previously granted by the Company to a Director in his or her capacity as such pursuant to any of the Company's stock option plans, other than the Predecessor Plan.
        "Securities Act" means the Securities Act of 1933, as amended.
        "Service" means an Optionee's service with the Company as a Director. An Optionee's Service shall be deemed to have terminated if the Optionee ceases to be a Director, even if the Optionee continues or commences to render service to the Company or to a Parent Corporation or Subsidiary Corporation in a capacity other than as a Director. An Optionee's Service with the Company shall not be deemed to have terminated if the Optionee takes any bona fide leave of absence approved by the Company. Notwithstanding the foregoing, unless otherwise required by law, the Company may provide that an approved leave of absence shall not be treated as Service for purposes of determining vesting under the Optionee's Option Agreement. Subject to the foregoing, the Company, in its discretion, shall determine whether an Optionee's Service has terminated and the effective date of such termination.
        "Stock" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.
        "Subsidiary Corporation" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.
      Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.
    Administration.
      Administration by the Board. The Plan shall be administered by the Board. All questions of interpretation of the Plan or of any Option shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option.
      Authority of Officer. The Chief Executive Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein.
    Shares Subject to Plan.
      Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be the sum of (a) 240,000, (b) the number of shares that remain available for grant pursuant to the Predecessor Plan on the Predecessor Plan Termination Date and (c) the number of unissued shares subject to each Predecessor Plan Option outstanding on the Predecessor Plan Termination Date which for any reason expires or is terminated or canceled. Such shares shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Option for any reason expires or is terminated or canceled or if unvested shares of Stock are acquired upon the exercise of an Option subject to a Company repurchase option and are repurchased by the Company, the shares of Stock allocable to the unexercised portion of such Option or such unvested repurchased shares of Stock shall again be available for issuance under the Plan.
      Adjustments for Changes in Capital Structure. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan, to the grant of Options pursuant to Section 6.1, to the rates of vesting pursuant to Section 6.3 and to any outstanding Options, and in the exercise price per share of any outstanding Options. If a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become shares of another corporation (the "New Shares"), the Board may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Options shall be adjusted in a fair and equitable manner as determined by the Board, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 4.2 shall be final and binding.
    Eligibility.

    Options may be granted only to those persons who, at the time of grant, are serving as Outside Directors.

    Terms and Conditions of Options.

    Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Option Agreement. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

      Automatic Grant. Subject to the execution by an Outside Director of an appropriate Option Agreement, Options shall be granted automatically and without further action of the Board, as follows:
        Initial Option. Each person who first becomes an Outside Director on or after the Effective Date (whether upon initial election or appointment to the Board (including following a break in service as a Director) or upon ceasing to be an Employee while remaining or simultaneously becoming a Director) shall be granted on the date such person first becomes an Outside Director an Option to purchase twelve thousand (12,000) shares of Stock (an "Initial Option"), except as follows:
          An Outside Director who holds Prior Employee Option(s) that will continue to vest on the basis of such individual's Service as an Outside Director shall be granted an Initial Option only upon the date that such Prior Employee Option(s) cease to vest.
          Each person who was an Outside Director prior to the Effective Date, and who does not have a break in Service as an Outside Director subsequent to the Effective Date, shall not be granted an Initial Option.
        Annual Option. Each Outside Director shall be granted on the date of each annual meeting of the stockholders of the Company which occurs on or after the Effective Date (an "Annual Meeting") immediately following which such person remains an Outside Director an Option to purchase twelve thousand (12,000) shares of Stock (an "Annual Option"); provided, however, that no Annual Option shall be granted to an Outside Director granted an Initial Option on the same Annual Meeting date, and subject to the following:
          An Outside Director who holds Prior Employee Option(s) that continue to vest on the basis of such individual's Service as an Outside Director shall be granted his or her first Annual Option on the date of the Annual Meeting immediately following the grant to such individual of an Initial Option, as described in Section 6.1(a)(i). The number of shares subject to such Annual Option shall be determined in accordance with Section 6.1(b)(ii).
          An Annual Option granted to an Outside Director who was granted an Initial Option prior to the date of the current Annual Meeting and subsequent to the date of the preceding Annual Meeting shall be reduced by a number of shares equal to one thousand (1,000) multiplied by the number of months (rounded to the nearest whole number) determined by dividing the number of days between the date of the preceding Annual Meeting and the date of grant of an Initial Option to such Outside Director by thirty (30).
          The first Annual Option granted to an Outside Director who holds Predecessor Plan Option(s) or Prior Option(s) shall be granted on the date of the Annual Meeting immediately preceding the date on which the Predecessor Plan Option(s) or the Prior Option(s), as applicable, are scheduled to cease vesting. Such Annual Option shall be reduced by a number of shares equal to one thousand (1,000) multiplied by the number of months (rounded to the nearest whole number) determined by dividing the number of days between the date of grant of such Annual Option and the date on which the Predecessor Plan Option(s) or the Prior Option(s), as applicable, are scheduled to cease vesting by thirty (30). Notwithstanding anything herein to the contrary, if the number of shares subject to such Annual Option would be reduced to zero (0) pursuant to the preceding sentence, then the first Annual Option shall be granted to such Outside Director at the Annual Meeting immediately following the date on which the Predecessor Plan Option(s) or the Prior Option(s), as applicable, cease to vest, and the number of shares of Stock subject to such Annual Option shall be twelve thousand (12,000).
        Right to Decline Option. Notwithstanding the foregoing, any person may elect not to receive an Option by delivering written notice of such election to the Board no later than the day prior to the date such Option would otherwise be granted. A person so declining an Option shall receive no payment or other consideration in lieu of such declined Option. A person who has declined an Option may revoke such election by delivering written notice of such revocation to the Board no later than the day prior to the date such Option would be granted pursuant to Section 6.1(a) or (b), as the case may be.
      Exercise Price. The exercise price for each Option shall be the Fair Market Value of a share of Stock on the date of grant of an Option.
      Exercisability and Term of Options. Except as otherwise provided in the Plan or in the Option Agreement evidencing an Option and provided that the Optionee's Service has not terminated prior to the relevant date, the Options shall vest and become exercisable as follows:
        Each Initial Option and each Annual Option (other than an Annual Option described in Section 6.1(b)(i), (ii) or (iii)) shall vest and become exercisable at the rate of one thousand (1,000) shares for each full month of the Optionee's continuous Service from the date of grant until the Option is fully vested.
        Each Annual Option described in Section 6.1(b)(i) or (ii) shall vest and become exercisable at the rate of one thousand (1,000) shares for each full month of the Optionee's continuous Service from the date on which the Optionee's Initial Option vests in full until such Annual Option is fully vested.
        Each Annual Option described in Section 6.1(b)(iii) shall vest and become exercisable at the rate of one thousand (1,000) shares for each full month of the Optionee's continuous Service from the date on which the Optionee's Predecessor Plan Option(s) or Prior Option(s), as applicable, cease to vest until such Annual Option is fully vested.

      Unless earlier terminated in accordance with the terms of the Plan or the Option Agreement evidencing an Option, each Option shall terminate and cease to be exercisable ten (10) years after the date of grant of the Option.

      Payment of Exercise Price.
        Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Optionee having a Fair Market Value not less than the exercise price, (iii) by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "Cashless Exercise"), or (iv) by any combination thereof.
        Limitations on Forms of Consideration.
          Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any applicable law, regulation or agreement restricting the redemption of the shares of Stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.
          Cashless Exercise. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.
      Tax Withholding. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Company with respect to such Option or the shares of Stock acquired upon the exercise thereof. Alternatively or in addition, in its discretion, the Company shall have the right to require the Optionee, by cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of the Company arising in connection with the Option or the shares of Stock acquired upon the exercise thereof. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. The Company shall have no obligation to deliver shares of Stock until the Company's tax withholding obligations have been satisfied by the Optionee.
      Effect of Termination of Service.
        Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Board in the grant of an Option and set forth in the Option Agreement, an Option shall be exercisable after an Optionee's termination of Service as follows:
          Disability. If the Optionee's Service with the Company is terminated because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the date of expiration of the Option's term as set forth in the Option Agreement evidencing such Option (the "Option Expiration Date").
          Death. If the Optionee's Service with the Company is terminated because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, provided that such period shall be extended by the number of days between the date on which the Optionee's Service terminated and the date on which the executor, personal representative or administrator of the Optionee's estate determines the person who acquired the right to exercise the Option by reason of the Optionee's death. Notwithstanding the foregoing, in no event shall the option be exercisable following the Option Expiration Date. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of Service.
          Other Termination of Service. If the Optionee's Service with the Company terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee within six (6) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.
        Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 6.6(a) is prevented by the provisions of Section 10 below, the Option shall remain exercisable until ninety (90) days after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.
        Extension if Optionee Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.6(a) of shares acquired upon the exercise of the Option could subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the thirtieth (30th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the two hundred tenth (210th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date.
    Standard Forms of Option Agreement.
      Outside Director Stock Option Agreement. Each Option shall comply with and be subject to the terms and conditions set forth in the appropriate form of Option Agreement approved by the Board concurrently with its adoption of the Plan and as amended from time to time.
      Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of the standard form of Option Agreement described in this Section 7 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement are not inconsistent with the terms of the Plan.
    Change in Control.

    In the event of a Change in Control, any unexercisable or unvested portions of outstanding Options and any shares acquired upon the exercise thereof shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Change in Control. The exercise or vesting of any Option and any shares acquired upon the exercise thereof that was permissible solely by reason of this Section 8 shall be conditioned upon the consummation of the Change in Control. In addition, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), may either assume the Company's rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation's stock. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to a Change in Control described in Section 2.1(b)(i) is the surviving or continuing corporation and immediately after such Change in Control less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options shall not terminate unless the Board otherwise provides in its discretion.

    Transferability of Options.

    During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, an Option shall be assignable or transferable to the extent permitted by the Board and set forth in the Option Agreement evidencing such Option.

    Compliance with Securities Law.

    The grant of Options and the issuance of shares of Stock upon exercise of Options shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. Options may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Option may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares of Stock issuable upon exercise of the Option or (b) in the opinion of legal counsel to the Company, the shares of Stock issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares of Stock hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares of Stock as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

    Termination or Amendment of Plan.

The Board may terminate or amend the Plan at any time. However, without the approval of the Company's stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), and (b) no material change in the class of persons eligible to receive Options. No termination or amendment of the Plan shall affect any then outstanding Option unless expressly provided by the Board. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option without the consent of the Optionee, unless such termination or amendment is necessary to comply with any applicable law, regulation or rule.

IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the Protein Design Labs, Inc. 2002 Outside Directors Stock Option Plan as adopted by the Board on ____________, 2002 and approved by the stockholders on _____, 2002.

__________________________

Douglas O. Ebersole
Secretary

legal/common/equity plans/DirPlans/2002 DirPlans/

Final 2002 Plan/Final Plan (04-17-02) clean

PLAN HISTORY

________, 2002

Board adopts Plan, with an initial share reserve equal to the sum of (a) 240,000 shares, (b) the number of shares remaining available for grant under the Predecessor Plan upon its termination (_________ shares as of date of Plan adoption), and (c) the number of unissued shares subject to options outstanding under the Predecessor Plan upon its termination which expire or are terminated or canceled (__________ shares are subject to Predecessor Plan options as of the date of Plan adoption)..

________, 2002	Stockholders approve the Plan.

STANDARD FORM OF

PROTEIN DESIGN LABS, INC.

2002 OUTSIDE DIRECTORS STOCK OPTION PLAN

OUTSIDE DIRECTOR STOCK OPTION AGREEMENT

PROTEIN DESIGN LABS, INC.

STOCK OPTION AGREEMENT (OUTSIDE DIRECTOR)

Protein Design Labs, Inc. has granted to the individual (the "Optionee") named in the Notice of Grant of Stock Option (the "Notice") to which this Stock Option Agreement (Outside Director) (the "Option Agreement") is attached an option (the "Option") to purchase certain shares of Stock upon the terms and conditions set forth in this Option Agreement and the Notice. The Option has been granted pursuant to the Protein Design Labs, Inc. 2002 Outside Directors Stock Option Plan (the "Plan"). By signing the Notice, the Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement and accepts the Option subject to all of the terms and provisions hereof. The Optionee agrees to accept as final and binding all decisions or interpretations of the Board upon any questions arising under the Notice, this Option Agreement or the Plan.

    Definitions and Construction.
      Definitions. Whenever used herein, capitalized terms shall have the meanings assigned in the Notice or as set forth below:
        "Board" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).
        "Change in Control" means the occurrence of any of the following:
          any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than a trustee or other fiduciary holding securities of the Company under an employee benefit plan of the Company, becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of (i) the outstanding shares of common stock of the Company or (ii) the total combined voting power of the Company's then-outstanding securities entitled to vote generally in the election of directors;
          the Company is party to a merger or consolidation which results in the holders of the voting securities of the Company outstanding immediately prior thereto failing to retain immediately after such merger or consolidation direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the securities entitled to vote generally in the election of directors of the Company or the surviving entity outstanding immediately after such merger or consolidation; or
          the sale or disposition of all or substantially all of the Company's assets or consummation of any transaction having similar effect (other than a sale or disposition to one or more subsidiaries of the Company).
        "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.
        "Committee" means the committee of the Board, if any, duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.
        "Company" means Protein Design Labs, Inc., a Delaware corporation, or any successor corporation thereto.
        "Director" means a member of the Board.
        "Disability" means the permanent and total disability of the Optionee within the meaning of Section 22(e)(3) of the Code.
        "Employee" means any person treated as an employee in the records of the Company or any Parent Corporation or Subsidiary Corporation.
        "Exchange Act" means the Securities Exchange Act of 1934, as amended.
        "Fair Market Value" means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, subject to the following:
          If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing sale price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in the Wall Street Journal or such other source as the Board deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.
          If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board without regard to any restriction other than a restriction which, by its terms, will never lapse.
        "Parent Corporation" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.
        "Securities Act" means the Securities Act of 1933, as amended.
        "Service" means the Optionee's service with the Company as a Director. The Optionee's Service shall be deemed to have terminated if the Optionee ceases to be a Director, even if the Optionee continues or commences to render service to the Company or to a Parent Corporation or Subsidiary Corporation in a capacity other than as a Director. The Optionee's Service with the Company shall not be deemed to have terminated if the Optionee takes any bona fide leave of absence approved by the Company. Notwithstanding the foregoing, unless otherwise required by law, the Company may provide that an approved leave of absence shall not be treated as Service for purposes of determining vesting under the Option Agreement. Subject to the foregoing, the Company, in its discretion, shall determine whether the Optionee's Service has terminated and the effective date of such termination.
        "Stock" means the common stock of the Company, as adjusted from time to time in accordance with Section 9.
        "Subsidiary Corporation" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.
      Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Option Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.
    Tax Status of Option.

    This Option is intended to be a Nonstatutory Stock Option and shall not be treated as an "incentive stock option" within the meaning of Section 422(b) of the Code.

    Administration.

    All questions of interpretation concerning this Option Agreement shall be determined by the Board. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. The Chief Executive Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein.

    Exercise of the Option.
      Right to Exercise. Except as otherwise provided herein, the Option shall be exercisable prior to the termination of the Option (as provided in Section 6) in an amount not to exceed that portion of the Number of Option Shares (as adjusted pursuant to Section 9) which have become Vested Shares less the number of shares previously acquired upon exercise of the Option.
      Method of Exercise. Exercise of the Option shall be by written notice to the Company which must state the election to exercise the Option, the number of whole shares of Stock for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The written notice must be signed by the Optionee and must be delivered to the Chief Financial Officer, Controller or Stock Administrator of the Company, or other authorized representative of the Company, prior to the termination of the Option as set forth in Section 6, accompanied by full payment of the aggregate Exercise Price for the number of shares of Stock being purchased and the tax withholding obligations, if any, as provided in Section 4.4. The Option shall be deemed to be exercised upon receipt by the Company of such written notice, the aggregate Exercise Price, and tax withholding obligations, if any.
      Payment of Exercise Price.
        Forms of Consideration Authorized. Except as otherwise provided below, payment of the aggregate Exercise Price for the number of shares of Stock for which the Option is being exercised shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Optionee having a Fair Market Value not less than the Exercise Price, (iii) by means of a Cashless Exercise, as defined in Section 4.3(b)(ii), or (iv) by any combination of the foregoing.
        Limitation on Forms of Consideration.
          Tender of Stock. Notwithstanding the foregoing, the Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of shares of Stock. The Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.
          Cashless Exercise. A "Cashless Exercise" means the assignment in a form acceptable to the Company of the proceeds of a sale or loan with respect to some or all of the shares of Stock acquired upon the exercise of the Option pursuant to a program or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve or terminate any such program or procedure.
      Tax Withholding. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes withholding from any amounts payable to the Optionee, and otherwise agrees to make adequate provision for (including by means of a Cashless Exercise to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company, if any, which arise in connection with the Option.
      Certificate Registration. Except in the event the Exercise Price is paid by means of a Cashless Exercise, the certificate for the shares of Stock as to which the Option is exercised shall be registered in the name of the Optionee, or, if applicable, in the names of the heirs of the Optionee.
      Restrictions on Grant of the Option and Issuance of Shares. The grant of the Option and the issuance of shares of Stock upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares of Stock issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. Questions concerning this restriction should be directed to the Legal Department of the Company. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares of Stock subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
      Fractional Shares. The Company shall not be required to issue fractional shares of Stock upon the exercise of the Option.
    Nontransferability of the Option.

    The Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent provided in Section 7, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

    Termination of the Option.

    The Option shall terminate and may no longer be exercised after the first to occur of (a) the Option Expiration Date, (b) the last date for exercising the Option following termination of the Optionee's Service as described in Section 7, or (c) a Change in Control to the extent provided in Section 8.

    Effect of Termination of Service.
      Option Exercisability.
        Disability. If the Optionee's Service with the Company is terminated because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.
        Death. If the Optionee's Service with the Company is terminated because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, provided that such period shall be extended by the number of days between the date on which the Optionee's Service terminated and the date on which the executor, personal representative or administrator of the Optionee's estate determines the person who acquired the right to exercise the Option by reason of the Optionee's death. Notwithstanding the foregoing, in no event shall the option be exercisable following the Option Expiration Date. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of Service.
        Other Termination of Service. If the Optionee's Service with the Company terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee within six (6) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.
      Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth in Section 7.1 is prevented by the provisions of Section 4.6, the Option shall remain exercisable until ninety (90) days after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.
      Extension if Optionee Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 7.1 of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the thirtieth (30th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the two hundred tenth (210th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date.
    Change in Control.

    In the event of a Change in Control, any unexercisable or unvested portions of the Option and any shares acquired upon the exercise thereof shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Change in Control. The exercise or vesting of the Option and any shares acquired upon the exercise thereof that was permissible solely by reason of this Section 8 shall be conditioned upon the consummation of the Change in Control. In addition, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), may either assume the Company's rights and obligations under the Option or substitute for the Option a substantially equivalent option for the Acquiring Corporation's stock. The Option shall terminate and cease to be outstanding effective as of the date of the Change in Control to the extent that the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control. Notwithstanding the foregoing, if the corporation the stock of which is subject to the Option immediately prior to a Change in Control described in Section 1.1(b)(i) is the surviving or continuing corporation and immediately after such Change in Control less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the Option shall not terminate unless the Board otherwise provides in its sole discretion.

    Adjustments for Changes in Capital Structure.

    In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number, Exercise Price and class of shares of stock subject to the Option. If a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the "New Shares"), the Board may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the Number of Option Shares and the Exercise Price shall be adjusted in a fair and equitable manner, as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 9 shall be rounded down to the nearest whole number, as determined by the Board, and in no event may the Exercise Price be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 9 shall be final and binding.

    Rights as a Stockholder.

    The Optionee shall have no rights as a stockholder with respect to any shares of Stock covered by the Option until the date of the issuance of a certificate for the shares of Stock for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 9.

    Legends.

    The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of Stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares of Stock acquired pursuant to the Option in the possession of the Optionee in order to carry out the provisions of this Section 11.

    Arbitration.

    In the event any dispute between the parties to this Option Agreement arises out of, or in connection with, this Option Agreement, the parties to this Option Agreement agree that all such disputes shall, upon the written request of one (1) party delivered to the other party, be submitted to the American Arbitration Association in the county in which the Company's principal offices are located, to be fully, finally and exclusively resolved by binding arbitration. The parties to this Option Agreement hereby waive their respective rights to have any such disputes or claims tried to a judge or jury. This arbitration provision shall not apply to any claims for injunctive relief by the parties to this Option Agreement.

    The arbitrator shall have the power to enter any award that could be entered by a judge of the Superior Court of the State of California or the United States District Court, and only such power, and shall follow the law. The arbitrator shall issue the award in writing and state the essential findings and conclusions on which the award is based. The parties to this Option Agreement agree to abide by and perform any valid award rendered by the arbitrator and judgment on the award may be entered in any court of competent jurisdiction. The arbitrator shall award to the prevailing party in any such arbitration reasonable expenses, including attorneys' fees and costs, incurred in connection with the dispute.

    Miscellaneous Provisions.
      Binding Effect. Subject to the restrictions on transfer set forth herein, this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.
      Termination or Amendment. The Board may terminate or amend the Plan or the Option at any time; provided, however, that except as provided in Section 8 in connection with a Change in Control, no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such termination or amendment is necessary to comply with any applicable law or government regulation. No amendment or addition to this Option Agreement shall be effective unless in writing.
      Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Option Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, with postage and fees prepaid, addressed to the other party at the address of such party as set forth in the Notice or at such other address as such party may designate in writing from time to time to the other party.
      Integrated Agreement. This Option Agreement and the Notice constitute the entire understanding and agreement of the Optionee and the Company with respect to the subject matter contained herein and therein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company with respect to such subject matter other than those as set forth or provided for herein or therein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.
      Applicable Law. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

Optionee: ___________________________

Date: ___________________________

PROTEIN DESIGN LABS, INC.

STOCK OPTION (OUTSIDE DIRECTOR)

EXERCISE NOTICE

Protein Design Labs, Inc.
Attention: Stock Administrator
34801 Campus Drive
Fremont, CA 94555

Ladies and Gentlemen:

1. Option. I was granted a nonstatutory stock option ("Option") to purchase shares of the common stock ("Shares") of Protein Design Labs, Inc. ("Company") pursuant to the Company's 2002 Outside Directors Stock Option Plan (the "Plan") as follows:

Grant Number:	________________________
Date of Option Grant:	________________________
Number of Option Shares:	________________________
Exercise Price per Share:	$ _______________________

2. Exercise of Option. I hereby elect to exercise the Option to purchase the following number of shares, all of which have vested in accordance with my Option Agreement:

No. of Shares Purchased:	________________________
Total Exercise Price:	$_______________________

3. Payment. I enclose payment in full of the total exercise price for the Shares in the following form(s), as authorized by my Option Agreement:

Cash:	$ ______________________
Check:	$ ______________________
Tender of Company Stock:	Contact Stock Administrator for additional forms
Cashless exercise (same-day sale):	Contact Stock Administrator for additional forms

4. Tax Withholding. I will make adequate provision for federal, state, local and foreign tax withholding obligations of the Company, if any, in connection with my exercise of the Option and my subsequent disposition of the Shares.

5. Optionee Information.

My address is:
__________________________________________________________________
__________________________________________________________________
My Social Security Number is: ________________________________________

I understand that I am purchasing the Shares pursuant to the terms of the Plan and my Option Agreement, a copy of which I have received and have carefully read and understand.

Very truly yours,

____________________________________

(Signature)

____________________________________

(Optionee's Name Printed)

Receipt of the above is hereby acknowledged:
PROTEIN DESIGN LABS, INC.

By:__________________________

Title: _______________________

Dated: _________________________